SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )

Filed by the registrant       / X /

Filed by a party other than the registrant     /   /

Check the appropriate box:

/   / Preliminary proxy statement

/ x / Definitive proxy statement

/   / Definitive additional materials

/   / Soliciting material pursuant to Rule 14a-11(c) or Rule
14a-12

THE NEW YORK TAX-EXEMPT INCOME FUND, INC.
------------------------------------------------------------
(Name of Registrant as Specified in Its Charter)

THE NEW YORK TAX-EXEMPT INCOME FUND, INC.
------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

/   / $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1) or
      14a-6(j)(2).

/   / $500 per each party to the controversy pursuant to
Exchange
      Act Rule 14a-6(i)(3).

/   / Fee Computed on table below per Exchange Act Rules 14a
      -6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: 1

(4)  Proposed maximum aggregate value of transaction:

/   / Check box if any part of the fee is offset as provided by
      Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

(2)  Form, schedule or registration statement no.:

(3)  Filing Party:

(4)  Date Filed:

--------------------
1 - Set forth the amount on which the filing fee is calculated and state how it was determined.

  THE NEW YORK TAX-EXEMPT INCOME FUND, INC.

            6803 South Tucson Way, Englewood, Colorado 80112

                Notice Of Annual Meeting Of Shareholders
                         To Be Held May 5, 1997

To The Shareholders of The New York Tax-Exempt Income Fund, Inc.:

     Notice is hereby given that the Annual Meeting of the Shareholders of The New York Tax-Exempt Income Fund, Inc. (the "Fund") will be held at 6803 South Tucson Way, Englewood, Colorado 80112, at 10:00 A.M., Denver time, on Monday, May 5, 1997, or any adjournments thereof (the "Meeting"), for the following purposes:

     (1) To elect four Directors in Class I to hold office until the term of such class shall expire in 2000, or until their successors are elected and shall qualify;

     (2) To elect one Director in Class III to hold office until the term of such class shall expire in 1999, or until his successor is elected and shall qualify;

     (3) To ratify the selection of Deloitte & Touche LLP as the independent certified public accountants and auditors of the Fund for the fiscal year commencing November 1, 1996 (Proposal No. 1);

     (4) To approve changes to certain of the Fund's fundamental investment policies (Proposal No. 2);

     (5)       To approve the current Investment Advisory
               Agreement between the Fund and OppenheimerFunds, Inc. (the "Adviser") (Proposal No. 3); and

     (5) To transact such other business as may properly come before the Meeting.

     Shareholders of record at the close of business on March 7, 1997, are entitled to notice of and to vote at the Meeting. The election of Directors and the Proposals are more fully discussed in the Proxy Statement. Please read it carefully before telling us, through your proxy or in person, how you wish your shares to be voted. The Board of Directors of the Fund recommends a vote to elect each of its nominees as Director and in favor of the Proposals. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.
                              By Order of the Board of Directors,


                                   Andrew J. Donohue, Secretary
                                   March 25, 1997


Shareholders who do not expect to attend the Meeting are requested to indicate voting instructions on the enclosed proxy and to date, sign and return it in the accompanying postage-paid envelope.  To avoid unnecessary expense and duplicate mailings, we ask your cooperation in promptly mailing your proxy no matter how large or
small your holdings may be.      THE NEW YORK TAX-EXEMPT INCOME FUND, INC.

            6803 South Tucson Way, Englewood, Colorado 80112

                             PROXY STATEMENT

                     Annual Meeting Of Shareholders
                         To Be Held May 5, 1997


This Proxy Statement is furnished to the shareholders of The New York Tax-Exempt Income Fund, Inc. (the "Fund") in connection with the solicitation by the Fund's Board of Directors of proxies to be used at the Annual Meeting of Shareholders to be held at 6803 South Tucson Way, Englewood, Colorado 80112, at 10:00 A.M., Denver time, on May 5, 1997, or any adjournments thereof (the "Meeting"). It is expected that the mailing of this Proxy Statement will be made on or about March 25, 1997. For a free copy of the annual report covering the operations of the Fund for the fiscal year ending October 31, 1996, call Shareholder Financial Services, Inc., the Fund's transfer agent, at 1-800-647-7374.

The enclosed proxy, if properly executed and returned, will be voted (or counted as an abstention or withheld from voting) in accordance with the choices specified thereon, and will be included in determining whether there is a quorum to conduct the Meeting. The proxy will be voted in favor of the nominees for Director named in this Proxy Statement unless a choice is indicated to withhold authority to vote for all listed nominees or any individual nominee. The proxy will be voted in favor of the Proposals unless a choice is indicated to vote against or to abstain from voting on a Proposal. Shares owned of record by broker-dealers for the benefit of their customers ("street account shares") will be voted by the broker-dealer based on instructions received from its customers. If no instructions are received, the broker-dealer may (if permitted under applicable stock exchange rules), as record holder, vote such shares in the same proportion as that broker-dealer votes street account shares for which voting instructions were timely received. If a shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the election of each of the nominees named herein for Director and in favor of the Proposals.

The proxy may be revoked at any time prior to the voting by: (1) writing to the Secretary of the Fund at 6803 South Tucson Way, Englewood, Colorado 80112 (if received in time to be acted upon);
(2) attending the Meeting and voting in person; or (3) signing and returning a new proxy (if returned and received in time to be voted).

The cost of the preparation and distribution of these proxy materials is an expense of the Fund. In addition to the solicitation of proxies by mail, proxies may be solicited by officers or employees of the Fund's transfer agent, Shareholder Financial Services, Inc. (a subsidiary of OppenheimerFunds, Inc., the Fund s investment adviser), or by officers or employees of the Fund s investment adviser, personally, by telephone or Facsimile or by other communication; any expenses so incurred will be borne by the Fund. Proxies may also be solicited by a proxy solicitation firm hired at the Fund's expense for such purpose. Brokers, banks and other fiduciaries may be required to forward soliciting material to their principals and to obtain authorization for the execution of proxies. For those services they will be reimbursed by the Fund for their out-of-pocket expenses.

Shares Outstanding and Entitled to Vote. As of March 7, 1997, the record date, there were 2,480,900 Shares of the Fund issued and outstanding. All shares of the Fund have equal voting rights as to the election of Directors and as to the Proposals described herein, and the holders of shares are entitled to one vote for each share (and a fractional vote for a fractional share) held of record at the close of business on the record date. As of the record date, no person owned of record or was known by the management of the Fund to be the beneficial owner of 5% or more of the outstanding shares of the Fund.

                           ELECTION OF DIRECTORS

The Articles of Incorporation of the Fund provide that the Board of Directors shall consist of three classes of Directors with overlapping three year terms. One class of Directors is to be elected each year with terms extending to the third succeeding annual meeting after such election, or until their successors shall be duly elected and shall have qualified. At the Meeting, four Class I Directors are to be elected for a three year term, as described below, or until the respective successors of each shall be duly elected and shall have qualified. Additionally, one Class III Director is to be elected for an initial two year term, as described below, or until his respective successor shall be duly elected and shall have qualified. The persons named as attorneys-in-fact in the enclosed proxy have advised the Fund that unless the proxy instructs them to withhold authority to vote for all listed nominees or any individual nominee, all validly executed proxies will be voted by them for the election of the nominees named below as Directors of the Fund. The proxies being solicited cannot be voted for more than five nominees.

Each of the nominees, William A. Baker, Charles Conrad, Jr., Bridget A. Macaskill, Raymond Kalinowski and Sam Freedman, are presently Directors of the Fund. All present Directors of the Fund have been previously elected by the Fund's shareholders, except for Ms. Bridget A. Macaskill who was appointed a Class I Director by the Fund s Board of Directors in 1995 and Mr. Sam Freedman, who was appointed a Class III Director by the Fund's Board of Directors in 1996. Each nominee has agreed to be nominated and to serve as a Director. Class I Directors to be elected at the Meeting shall serve as such for a three year term. The Class III Director to be elected at the Meeting shall serve as such until his term expires in 1999. The classes of the Board and the expiration dates of their terms of office are shown below.

Each of the nominees and other Directors is also a trustee, director or managing general partner of Oppenheimer Total Return Fund, Inc., Oppenheimer Equity Income Fund, Oppenheimer Cash Reserves, Centennial America Fund, L.P., Oppenheimer Variable Account Funds, Oppenheimer Champion Income Fund, Oppenheimer High Yield Fund, Oppenheimer Main Street Funds, Inc., Oppenheimer Strategic Income Fund, Oppenheimer Strategic Income & Growth Fund, Oppenheimer International Bond Fund, Oppenheimer Integrity Funds, Oppenheimer Limited-Term Government Fund, Oppenheimer Municipal Fund, Panorama Series Fund, Inc., Centennial Money Market Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust, Daily Cash Accumulation Fund, Inc. and Centennial Tax-Exempt Trust (which together with the Fund, comprise the "Denver Oppenheimer funds"), except that Mr. Fossel and Ms. Macaskill are not trustees of Oppenheimer Strategic Income Fund, Panorama Series Fund, Inc., Oppenheimer Variable Account Funds and Oppenheimer Integrity Funds and Mr. Fossel is not a trustee of Centennial New York Tax-Exempt Trust or a managing general partner of Centennial America Fund, L.P. Ms. Macaskill is the President and Mr. Swain is the Chairman and CEO, of all the Denver Oppenheimer funds.

The nominees and other Directors indicated below by an asterisk are "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended, hereinafter referred to as the "Investment Company Act") of the Fund due to the positions indicated with the Adviser or its affiliates or a securities dealer or other positions described. Mr. Fossel may also be considered an interested person of the Fund or the Adviser. Please see the section entitled The Adviser and Transfer Agent under Proposal No. 3 for more information. The year given below indicates when the nominees and the other Directors first became a trustee or director of any of the Denver Oppenheimer funds without a break in service. If a nominee should be unable to accept election, the Board of Directors may, in its discretion, select another person to fill the vacant position. As of March 7, 1997, none of the Directors and officers of the Fund beneficially owned shares of the Fund.

                                                         Term
Name and Other                Business Experience         Currently
Information              During the Past Five Years      Expires

Class I
William A. Baker         Management Consultant.          1997
first became a
Director in 1966.
Age:  82

Charles Conrad, Jr.      Chairman and Chief Executive    1997
first became a           Officer of Universal Space
Director in 1970.        Lines, Inc.(a space services
Age:  66                 management company); formerly
                         Vice President of McDonnell
                         Douglas Space Systems Co. and
                         associated with the National
                         Aeronautics and Space
                         Administration.

Raymond J. Kalinowski    Director of Wave Technologies   1997
first became a           International, Inc. (a computer
Director in 1988.        products training company);
Age:  67                 formerly Vice Chairman and a
                         director of A.G. Edwards, Inc.,
                         parent holding company of A.G.
                         Edwards & Sons, Inc. (a
                         broker-dealer), of which he
                         was a Senior Vice President.

Bridget A. Macaskill*    President, Chief Executive      1997
first become a           Officer and a Director of the
Director in 1995.        Adviser and Harbour View Asset
Age:  48                 Management Corporation
                         ("HarbourView"), an investment
                         adviser subsidiary of the
                         Adviser; Chairman and a
                         director of Shareholder Services,
                         Inc.("SSI") and Shareholder
                         Financial Services, Inc.( SFSI ),


                         transfer agent subsidiaries
                         of the Adviser; President and
                         a director of Oppenheimer
                         Acquisition Corporation("OAC"),
                         parent of the Adviser and
                         Oppenheimer Partnership Holdings,
                         Inc., a holding company
                         subsidiary of the Adviser; a
                         director of Oppenheimer
                         Real Asset Management,
                         Inc. formerly Executive Vice
                         President of the Adviser.
Class II

C. Howard Kast           Formerly Managing Partner       1998
first became a           of Deloitte, Haskins &
Director in 1988.        Sells (an accounting firm).
Age:  75

Robert M. Kirchner       President of The Kirchner       1998
first became a Trustee   Company (management
or Director in 1963.     consultants).
Age: 75

Ned M. Steel             Chartered Property and          1998
first became a           Casualty Underwriter; a
Director in 1963.        director of Visiting Nurse
Age:  81                 Corporation of Colorado;
                         formerly Senior Vice President
                         and a director of Van Gilder
                         Insurance Corp. (insurance
                         brokers).

Class III

Robert G. Avis*          Vice Chairman of A.G. Edwards   1999
first became a           & Sons, Inc.(a broker-dealer)
Director in 1993.        and A.G. Edwards, Inc. (its parent
Age:  65                 holding company); Chairman of
                         A.G.E. Asset Management and
                         A.G. Edwards Trust Company (its
                         affiliated investment adviser
                         and trust company, respectively).

Jon S. Fossel*           Member of the Board of          1999
first became a           Governors of the Investment
Director in 1990.        Company Institute (a national
Age:  54                 trade association of
                         investment companies), Chairman
                         of the Investment Company
                         Institute Education Foundation;
                         formerly Chairman and a director
                         of the Adviser; President
                         and a director of Oppenheimer
                         Acquisition Corp. ("OAC"), the
                         Adviser s parent holding company;
                         a director of SSI and SFSI,
                         transfer agent subsidiaries
                         of the Adviser.

Sam Freedman             Formerly Chairman and Chief     1999
first become a           Executive Officer of
Director in 1996.        OppenheimerFunds Services,
Age 56                   a division of the Adviser
                         which is a transfer agent,
                         Chairman, Chief Executive
                         Officer and a director of SSI
                         & SFSI, transfer agent and
                         subsidiaries of the Adviser,
                         Vice President and
                         director of OAC and a
                         director of the Adviser.

James C. Swain*          Vice Chairman of the Adviser;   1999
first became a           formerly a director of the
Director in 1969.        Adviser; President and a
Age:  63                 director of Centennial Asset
                         Management Corporation
                         ("Centennial"), an investment
                         adviser subsidiary of the Adviser,
                          and Chairman of the Board of SSI.
________________________
* A Director who is an "interested person" of the Fund or the
Adviser under the Investment Company Act.

Vote Required. The affirmative vote of a majority of the voting power of the shares present and entitled to vote is required for the election of a nominee as Director. The Board of Directors recommends a vote for the election of each nominee.

Functions of the Board of Directors. The primary responsibility for the management of the Fund rests with the Board of Directors. The Directors meet regularly to review the activities of the Fund and the Adviser, which is responsible for the Fund's day-to-day operations. Six regular meetings of the Board were held in the fiscal year ended October 31, 1996 and all of the Directors were present for at least 75% of those meetings, except Mr. Freedman was appointed a Director on June 27, 1996 and attended all Board meetings during the remainder of the Fund s fiscal year ended October 31, 1996. The Directors of the Fund have appointed an Audit and Review Committee (the "Audit Committee"), comprised of Messrs. Baker (Chairman), Conrad and Kirchner, none of whom is an "interested person" (as that term is defined in the Investment Company Act) of the Adviser or the Fund. The functions of the Audit Committee include (i) making recommendations to the Board concerning the selection of independent auditors for the Fund (subject to shareholder ratification); (ii) reviewing the methods, scope and results of audits and the fees charged; (iii) reviewing the adequacy of the Fund's internal accounting procedures and controls; and (iv) establishing a separate line of communication between the Fund's independent auditors and its independent Directors. The Audit Committee met seven times during the fiscal year ended October 31, 1996 and all members attended at least 75% of the meetings held during this period. The Board of Directors does not have a standing nominating or compensation committee.

Remuneration of Directors and Officers. The officers of the Fund and certain Directors of the Fund (Ms. Macaskill and Mr. Swain) who are affiliated with the Adviser receive no salary or fee from the Fund. Mr. Fossel did not receive any salary or fees from the Fund prior to January 1, 1997. The remaining Directors of the Fund received the compensation shown below. Mr. Freedman became a Director June 27, 1996, and received no compensation from the Fund before that date. The compensation from the Fund was paid during its fiscal year ended October 31, 1996. The compensation from all of the Denver Oppenheimer funds includes the Fund and is compensation received as a director, trustee, managing general partner or member of a committee of the Board during the calendar year 1996.

                                             Total Compensation
                              Aggregate           From All
                              Compensation   Denver-based
Name and Position             from Fund      Oppenheimer funds1

Robert G. Avis                $223           $58,003
  Director
William A. Baker              $306           $79,715
  Audit and Review Committee
  Chairman and Director
Charles Conrad, Jr.           $287           $74,717
  Audit and Review Committee
  Member and Director
Sam Freedman                  $113           $29,502
  Director
Raymond J. Kalinowski              $285           $74,173
  Risk Management Oversight
  Committee Member and
  Director
C. Howard Kast                $285           $74,173
  Risk Management Oversight
  Committee Member and
  Director
Robert M. Kirchner            $287           $74,173
  Audit and Review Committee
  Member and Director
Ned M. Steel                  $223           $58,003
  Director
___________________
1  For the 1996 calendar year.


Officers of the Fund. Each officer of the Fund is elected by the Directors to serve an annual term. Information is given below about the Fund's executive officers who are not Directors of the Fund, including their business experience during the past five years. Messrs. Bishop, Donohue, Bowen, Farrar and Zack serve in a similar capacity with the other Denver Oppenheimer funds.


Robert E. Patterson, Vice President and Portfolio Manager; Age 53.
     Senior Vice President of the Adviser; an officer of other
     Oppenheimer funds.

Andrew J. Donohue, Vice President and Secretary; Age 46.
     Executive Vice President and General Counsel of the Adviser and OppenheimerFunds Distributor, Inc.; President and a director of Centennial; Executive Vice President, General Counsel and a director of HarbourView, SFSI, SSI and Oppenheimer Partnership Holdings Inc.; President and a director of Real Asset Management, Inc.; General Counsel of OAC; Executive Vice President, General Counsel and a director of MultiSource Services, Inc. (a broker-dealer); an officer of other Oppenheimer funds; formerly Senior Vice President and Associate General Counsel of the Adviser and OppenheimerFunds Distributor, Inc.; Partner in Kraft & McManimon (a law firm); an officer of First Investors Corporation (a broker-dealer) and First Investors Management Company, Inc. (broker-dealer and investment adviser); director and an officer of First Investors Family of Funds and First Investors Life Insurance Company.

George C. Bowen, Vice President, Assistant Secretary and Treasurer;
     Age 60.
     6803 South Tucson Way, Englewood, Colorado 80112
     Senior Vice President and Treasurer of the Adviser; Vice President and Treasurer of OppenheimerFunds Distributor, Inc. and HarbourView; Senior Vice President, Treasurer and Assistant Secretary and a director of Centennial; Senior Vice President, Treasurer and Secretary of SSI; Vice President, Treasurer and Secretary of SFSI; Treasurer of OAC; Vice President and Treasurer of Oppenheimer Real Asset Management, Inc.; Chief Executive Officer, Treasurer and a director of MultiSource Services, Inc. and an officer of other
     Oppenheimer funds.

Robert G. Zack, Assistant Secretary; Age 48.
     Senior Vice President and Associate General Counsel of the
     Adviser; Assistant Secretary of SSI and SFSI; an officer of other Oppenheimer funds.

Robert J. Bishop, Assistant Treasurer; Age 38.
     6803 South Tucson Way, Englewood, Colorado 80112
     Vice President of the Adviser/Mutual Fund Accounting; an officer of other Oppenheimer funds; previously a Fund
     Controller for the Adviser, prior to which he was an Accountant for Yale & Seffinger, P.C., an accounting firm and previously an Accountant and Commissions Supervisor for Stuart James Company Inc., a broker-dealer.

Scott T. Farrar, Assistant Treasurer; Age 31.
     6803 South Tucson Way, Englewood, Colorado 80112
     Vice President of the Adviser/Mutual Fund Accounting; an officer of other Oppenheimer funds; previously a Fund
     Controller for the Adviser.


            RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
                            (Proposal No. 1)

The Investment Company Act requires that independent certified public accountants and auditors ("auditors") be selected annually by the Board of Directors and that such selection be ratified by the shareholders at the next-convened annual meeting of the Fund, if one is held. The Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" (as defined in the Investment Company Act) of the Fund or the Adviser, at a meeting held October 22, 1996, selected Deloitte & Touche LLP ("Deloitte") as auditors of the Fund for the fiscal year beginning November 1, 1996. Deloitte also serves as auditors for the Adviser and certain other funds for which the Adviser acts as investment adviser. At the Meeting, a resolution will be presented for the shareholders' vote to ratify the selection of Deloitte as auditors. Representatives of Deloitte are not expected to be present at the Meeting but they will have the opportunity to make a statement if they desire to do so and they will be available should any matter arise requiring their presence. The Board of Directors recommends approval of the selection of Deloitte as auditors of the Fund.


                   APPROVAL OF CHANGES TO CERTAIN OF THE
                  FUND'S FUNDAMENTAL INVESTMENT POLICIES
                             (Proposal No. 2)

The Adviser proposed to the Board of Directors that certain fundamental investment policies of the Fund be changed, as described below. An investment policy that has been designated as "fundamental" is one that cannot be changed without the requisite
shareholder approval described below under "Vote Required."   If
shareholders do not approve this Proposal, the investment policy changes described in this Proposal will not be implemented at this time.


It is a fundamental policy of the Fund to invest, except during temporary defensive periods, at least 80% of its net assets in tax-exempt New York Municipal Securities. It is proposed to change the following fundamental policies. It is a fundamental policy that 80% of the Fund's net assets will be securities rated at the time of purchase within the four highest grades for long-term securities or within the two highest grades for short-term loans, notes and commercial paper by Moody's Investors Services, Inc. ("Moody's"), or Standard & Poor's Corporation ("S&P"). The Fund will invest in only unrated New York Municipal Securities which, in the opinion of the Adviser, have credit characteristics equivalent to New York Municipal Securities which have S&P or Moody's ratings qualifying them for investment by the Fund. The Fund will not invest in any rated New York Municipal Securities that are rated lower than Ba by Moody's or BB by S&P at the time of purchase.

Additionally, it is currently a fundamental policy of the Fund that during temporary defensive periods (e.g. times when temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which New York Municipal Securities are available), the Fund may invest any percentage of its assets in taxable temporary investment. Under the Fund's current fundamental policy, temporary investments are limited to U.S. Government securities or securities rated within the two highest grades by Moody's or S&P.

The Fund's fundamental investment policies may be changed by the Fund only with appropriate shareholder approval. Non-fundamental policies may be changed by the Board of Directors without shareholder approval in response to, for example, changing market or economic conditions.

The Board of Directors proposes that the above-listed fundamental investment policies be changed to non-fundamental policies as stated below:


(1) that the fundamental restriction on ratings of municipal securities be replaced with a non-fundamental policy that 80% of the Fund's net assets will be securities rated at the time of purchase within the four highest grades for long-term securities or within the two highest grades for short-term loans, notes and commercial paper by Moody's Investors Services, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Fitch Investors Service, Inc. ("Fitch") Duff & Phelps, Inc. ("Duff & Phelps") or another nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality to Municipal Securities rated within such grades;

(2) that the fundamental policy on investing in unrated New York municipal securities be replaced with a non-fundamental policy that the Fund will invest in only unrated New York Municipal Securities which, in the opinion of the Adviser, have credit characteristics equivalent to New York Municipal Securities which have ratings qualifying them for investment by the Fund.

(3) that the fundamental policy that restricts the Fund from investing in New York municipal securities rated lower than "Ba" by Moody's and "BB" by S&P be replaced by a non-fundamental policy that, at the time of purchase, the Fund will not invest in any rated New York (a) municipal bonds rated lower than "Ba" by Moody's or "BB" by S&P, Fitch or Duff & Phelps, (b) municipal notes rated "SP-2" by S&P, "MIG2" by Moody's or "F-2" by Fitch, or (c) if unrated municipal securities, judged by the Adviser to be of comparable quality to municipal securities rated within the grades described in (a) or (b) above, or within comparable rating grades by another nationally recognized statistical rating organization;

(4) that the fundamental limit on investing in temporary investments be replaced with a non-fundamental policy that during temporary defensive periods (e.g. times when temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which New York Municipal Securities are available), the Fund may invest any percentage of its assets in temporary investments which are U.S. Government securities or securities rated at the time of purchase within the two highest grades by Moody's, S&P, Fitch or Duff & Phelps or another nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality to Municipal Securities rated within such grades."

If this Proposal is approved, it would permit the Fund to invest in municipal securities that are rated by nationally recognized statistical rating organizations other than Moody's and S&P. This would give the Fund more flexibility and allow it to take advantage of other investment opportunities without materially increasing the risks of the Fund. A description of the rating categories for Moody, S&P, Fitch and Duff & Phelps is enclosed as Exhibit A for your review.

At a meeting of the Board of Directors held on February 25, 1997, the Adviser presented to the Board of Directors this Proposal to change the fundamental investment restrictions outlined above. The Adviser explained to the Directors the advantages and risks of allowing ratings by the other rating organizations. If shareholders approve this Proposal, the Adviser and the Board of Directors will have greater flexibility to respond to market, economic and other conditions, and the Board will be able to further adjust the Fund's investment policies and strategies as it may deem appropriate. The Directors approved and recommended, subject to shareholder approval, the change in fundamental investment policies described in this Proposal.

Vote Required. An affirmative vote of the holders of a "majority" (as defined in the Investment Company Act) of all outstanding shares of the Fund is required to approve this Proposal; the classes do not vote separately. Such "majority" vote is defined in the Investment Company Act as the vote of the holders of the lesser of: (i) 67% or more of the voting securities present or represented by proxy at the shareholders meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities. If this Proposal is not approved, the above-described investment policies will not change. The Board of Directors recommends a vote in favor of approving this Proposal.


             APPROVAL OF CURRENT INVESTMENT ADVISORY AGREEMENT
                             (Proposal No. 3)

The Fund has an Investment Advisory Agreement dated October 22, 1990 with the Adviser (the "Agreement") which was most recently approved by the Fund's Board of Directors, including a majority of the Directors who are not "interested persons" (as defined in the Investment Company Act) of the Fund or of the Adviser, on December 17, 1996. Prior to January 5, 1996, the Adviser was known as Oppenheimer Management Corporation. The Agreement was approved by shareholders of the Fund at a meeting held on October 1, 1990 because of the acquisition of the Adviser by MassMutual through a wholly owned subsidiary, Oppenheimer Acquisition Corporation. The Board of Directors has determined to submit for shareholder approval the Fund s current Investment Advisory Agreement. The Agreement, attached as Exhibit B, has not been modified or amended since it was last approved by shareholders, and the Board recommends approval of the Agreement without any amendments. If approved by the shareholders at this meeting, the Agreement will continue in effect until December 31, 1997, and thereafter from year to year unless terminated, but only so long as such continuance is approved in accordance with the Investment Company Act.

Under the Agreement, the Adviser supervises the investment operations of the Fund and the composition of its portfolio and furnishes the Fund advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. The management fee payable monthly under the Agreement to the Adviser is computed on the average weekly net assets of the Fund at the rate of 0.50% per annum. During the fiscal year ended October 31, 1996, the Fund paid the Adviser a fee of $119,243 under the Agreement. The fund also paid the Adviser a fee of $12,000 to calculate the daily net asset value of the Fund s shares and to perform related accounting services. The Fund also pays the Adviser a fee of $2,500 per year to prepare the Fund s Federal and State income tax returns. The Adviser also acts as investment adviser to other funds that have similar or comparable investment objectives. A list of those funds and the net assets and advisory fee rates paid by those funds is contained in Exhibit C to this Proxy Statement.

The Agreement requires the Adviser, at its expense, to provide the Fund with adequate office space, facilities and equipment as well as to provide, and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Fund, including the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund. Expenses not expressly assumed by the Adviser under the Agreement are paid by the Fund. The Agreement lists examples of expenses paid by the Fund, the major categories of which relate to interest, taxes, brokerage commissions, fees to certain Directors, legal and audit expenses, custodian and transfer agent expenses, share certificate issuance costs, certain printing and registration costs, and non-recurring expenses, including litigation.

Under the Investment Advisory Agreement, the Adviser is authorized at its option to appoint a subadviser to perform certain of the Adviser s responsibilities under the Agreement with the prior approval of the Board of Directors and, if necessary, the approval of the shareholders. The Adviser has not appointed a subadviser and the Adviser has no current intention of appointing a subadviser.

The Agreement contains no expense limitation. However, independently of the Agreement, the Adviser has undertaken that the total expenses of the Fund in any fiscal year (including the management fee but excluding taxes, interest, brokerage fees and any extraordinary non-recurring expenses, such as litigation) shall not exceed the most stringent applicable state regulatory limitation. The payment of the management fee at the end of any month will be reduced so that there will not be any accrued but unpaid liability under this expense limitation. The Adviser has reserved the right to change or eliminate this expense limitation at any time. Due to changes in federal securities laws, such state regulatory limitations no longer apply, and the Adviser may withdraw its undertaking in the future. During the Fund's most recent fiscal period ended October 31, 1996, the Fund's expenses did not exceed the most stringent state regulatory limit and the voluntary undertaking was not invoked.

The Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties under the Agreement, the Adviser shall not be liable for any loss sustained by reason of good faith errors or omissions in connection with any matters to which the Agreement relates.

Brokerage Provisions of the Agreement. Most transactions in the securities in which the Fund invests are transactions directly with the selling or purchasing underwriter, dealer or market maker. The Fund uses a broker only if it is determined that a better price or execution may be obtained from a broker. Transactions with an underwriter, dealer or market maker are principal transactions at net prices, and the Fund incurs little or no brokerage costs. Purchases of securities from underwriters include a commission or concession paid by the issuers to the underwriter, and purchases from dealers include a spread between the bid and asked price. On rare occasions, the Fund may use a broker for portfolio transactions. The Board of Directors permits the Fund to pay brokerage commissions for certain fixed income agency transactions and to allocate concessions from fixed price offerings, in each case to obtain research services. The commissions and concessions from such transactions are allocated subject to the provisions of the Agreement and in accordance with the Adviser s policies under the supervision of the Adviser s executive officers.

One of the duties of the Adviser under the Agreement is to arrange the portfolio transactions for the Fund. The Agreement contains provisions relating to the employment of broker-dealers ("brokers") to effect the Fund's portfolio transactions. In doing so, the Adviser is authorized by the Agreement to employ such broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act, as may, in its best judgment based on all relevant factors, implement the policy of the Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable price obtainable) of such transactions. The Adviser need not seek competitive commission bidding but is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interest and policies of the Fund as established by its Board of Directors.

Under the Agreement, the Adviser is authorized to select brokers that provide brokerage and/or research services for the Fund and/or the other accounts over which the Adviser or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would have charged if a good faith determination is made by the Adviser that the commission is fair and reasonable in relation to the value of the services provided. Subject to the foregoing considerations, the Adviser may also consider sales of shares of the Fund and other investment companies managed by the Adviser or its affiliates as a factor in the selection of brokers for the Fund's portfolio transactions.

The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Adviser and its affiliates, and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. If a research service also assists the Adviser in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Adviser in the investment decision-making process may be paid in commission dollars.

The Adviser and the Transfer Agent. Subject to the authority of the Board of Directors, the Adviser is responsible for the day-to-day management of the Fund's business, pursuant to its Investment Advisory Agreement with the Fund. Shareholder Financial Services, Inc. ("SFSI"), a subsidiary of the Adviser, acts as primary transfer agent, shareholder servicing agent and dividend paying agent for the Fund. Fees paid to SFSI are based on the number of shareholder accounts and the number of shareholder transactions, plus out-of-pocket costs and expenses. The Fund incurred approximately $25,635 in expenses for the fiscal year ended October 31, 1996 for services provided by SFSI. United Missouri Trust Company of New York acts as co-transfer agent and co-registrar with SFSI and provides such additional services as SFSI may request.

The Adviser (including a subsidiary) currently manages investment companies, including other Oppenheimer funds, with assets of more than $62 billion as of December 31, 1996, and with more than 3 million shareholder accounts. The Adviser is a wholly-owned subsidiary of Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company ("MassMutual"). The Adviser and OAC are located at Two World Trade Center, New York, New York 10048. MassMutual is located at 1295 State Street, Springfield, Massachusetts 01111. OAC acquired the Adviser on October 22, 1990. As indicated below, the common stock of OAC is owned by (i) certain officers and/or directors of the Adviser, (ii) MassMutual and (iii) another investor. No institution or person holds 5% or more of OAC's outstanding common stock except MassMutual. MassMutual has engaged in the life insurance business since 1851.

The common stock of OAC is divided into three classes. At December 31, 1996, MassMutual held (i) all of the 2,160,000 shares of Class A voting stock, (ii) 716,943 shares of Class B voting stock, and
(iii) 1,353,873 shares of Class C non-voting stock. This collectively represented 86.2% of the outstanding common stock and 94.2% of the voting power of OAC as of that date. Certain officers and/or directors of the Adviser held (i) 407,866 shares of the Class B voting stock, representing 8.3% of the outstanding common stock and 4.1% of the voting power, and (ii) options acquired without cash payment which, when they become exercisable, allow the holders to purchase up to 684,407 shares of Class C non-voting stock. That group includes persons who serve as officers of the Fund, and Ms. Macaskill and Mr. Swain, who serve as Directors of the Fund. Holders of OAC Class B and Class C common stock may put
(sell) their shares and vested options to OAC or MassMutual at a formula price (based on earnings of the Adviser). MassMutual may exercise call (purchase) options on all outstanding shares of both such classes of common stock and vested options at the same formula price. From the period November 1, 1995 to December 31, 1996, the only transactions by persons who serve as Directors of the Fund were by Ms. Macaskill, who surrendered to OAC 20,000 stock appreciation rights issued in tandem with the Class C OAC options, for cash payments aggregating $1,421,800, Mr. Fossel who sold 117,838 shares of Class B OAC common stock to MassMutual for an aggregate of $15,133,735, Mr. Swain who surrendered to OAC 20,000 stock appreciation rights issued in tandem with Class C OAC options, for a cash payment aggregating $2,267,780, and Mr. Freedman who surrendered to OAC 45,474 stock appreciation rights issued in tandem with Class C OAC options, for a cash payment of $4,808,876. Mr. Freedman and Mr. Fossel no longer hold any OAC stock, stock appreciation rights or other financial interests in the Adviser or any of its affiliates. Mr. Fossel, however, may be entitled to an additional payment to be made in 1997.

The names and principal occupations of the executive officers and directors of the Adviser are as follows: Bridget A. Macaskill, President, Chief Executive Officer and a director; Donald W. Spiro, Chairman Emeritus; Robert G. Galli and James C. Swain, Vice Chairmen; O. Leonard Darling, Paula Gabriele, Barbara Hennigar, James Ruff, Loretta McCarthy, Tilghman G. Pitts III and Nancy Sperte, Executive Vice Presidents; Andrew J. Donohue, Executive Vice President, General Counsel and a director; Robert C. Doll, Jr., Executive Vice President and a director; George C. Bowen, Senior Vice President and Treasurer; Peter M. Antos, Victor Babin, Robert A. Densen, Ronald H. Fielding, Robert E. Patterson, Richard Rubinstein, Arthur Steinmetz, Ralph Stellmacher, John Stoma, Jerry
A. Webman, William L. Wilby and Robert G. Zack, Senior Vice Presidents. These officers are located at one of the four offices of the Adviser: Two World Trade Center, New York, NY 10048; 6803 South Tucson Way, Englewood, CO 80112; 350 Linden Oaks, Rochester, NY 14625 and One Financial Plaza, 755 Main Street, Hartford, CT 06103.

Considerations by the Board of Directors. In connection with the annual review by the Board of Directors in December 1996 to determine if the Investment Advisory Agreement should be approved and renewed, the Board and the Independent Directors considered and reviewed materials prepared for this purpose by a consultant. The Board also considered materials provided by the Adviser. As a result of its deliberations, the Board of Directors including the Independent directors concluded to approve and renew the Agreement without amendment for an additional one year period.

The materials reviewed and considered by the Board included information on: the nature, quality and extent of services rendered by the Adviser to the Fund; an analysis of the Fund s investment advisory fee, investment performance, expense ratios and expenses of the Fund as compared in each case to comparable mutual funds; the investment performance of other mutual funds for which the Adviser acts as investment adviser; information on the portfolio manager for the Fund and his experience and qualifications; the profitability of the Adviser from its investment advisory operations for the Fund and other mutual funds for which it or its affiliates are the investment adviser; the financial condition and resources of the Adviser and its parent, OAC; the benefits which the Adviser obtains from its relationship with the Fund; and economies of scale made available to the Fund by the Adviser. The Board also considered the terms and conditions of the current Agreement, and considered alternatives to the use of the Adviser.

The Board of Directors including the Independent Directors considered all of the above matters in reaching its decision to approve the Agreement and to renew it for an additional year. The Board did not single out any one factor or group of factors as being more important than other factors, but considered such matters together in arriving at its decision. The Board of Directors also considered that the Adviser has been the investment adviser for the Fund for a number of years and the Board has found the performance of the Adviser pursuant to the Investment Advisory Agreement to be satisfactory.

Determination by the Independent Directors and the Board of Directors. After completion of its review, the Independent
Directors recommended that the Board of Directors approve, and the Board unanimously approved, the Agreement.

Vote Required. An affirmative vote of the holders of a "majority" (as defined above in Proposal No.2) of all outstanding voting securities of the Fund is required for approval of the Agreement; the classes do not vote separately. The Board of Directors recommends a vote in favor of approving the Investment Advisory Agreement.

                     RECEIPT OF SHAREHOLDER PROPOSALS

Any shareholder who wishes to present a proposal for action at the next annual meeting of shareholders and who wishes to have it set forth in a proxy statement and identified in the form of proxy prepared by the Fund must notify the Fund in such a manner so that such notice is received by the Fund by December 1, 1997 and in such form as is required under, and otherwise meets the requirements of, the rules and regulations promulgated by the Securities and Exchange Commission.
                             OTHER BUSINESS

Management of the Fund knows of no business other than the matters specified above that will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as may properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote the proxy in accordance with their judgment on such matters.

                                        By Order of the Board of
                                        Directors,



                                        Andrew J. Donohue,
                                        Secretary

                                        March 25, 1997

PROXY/875#6

Exhibit A
                     Description of Ratings Categories

Municipal Bonds

  Moody's Investor Services, Inc. The ratings of Moody's Investors Service, Inc. ("Moody's") for Municipal Bonds are Aaa, Aa, A, Baa, Ba, B, Caa, Ca and C. Municipal Bonds rated "Aaa" are judged to be of the "best quality." The rating of Aa is assigned to bonds which are of "high quality by all standards," but as to which margins of protection or other elements make long-term risks appear somewhat larger than "Aaa" rated Municipal Bonds. The "Aaa" and "Aa" rated bonds comprise what are generally known as "high grade bonds." Municipal Bonds which are rated "A" by Moody's possess many favorable investment attributes and are considered "upper medium grade obligations." Factors giving security to principal and interest of A rated bonds are considered adequate, but elements may be present which suggest a susceptibility to impairment at some time in the future. Municipal Bonds rated "Baa" are considered "medium grade" obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated "Ca" represent
obligations which are speculative in a high degree.   Such issues
are often in default or have other marked shortcomings. Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated Aa1, A1, Baa1, Ba1 and B1 respectively.

     In addition to the alphabetic rating system described above, Municipal Bonds rated by Moody's which have a demand feature that provides the holder with the ability to periodically tender ("put") the portion of the debt covered by the demand feature, may also have a short-term rating assigned to such demand feature. The short-term rating uses the symbol VMIG to distinguish characteristics which include payment upon periodic demand rather than fund or scheduled maturity dates and potential reliance upon external liquidity, as well as other factors. The highest investment quality is designated by the VMIG 1 rating and the lowest by VMIG 4.

  Standard & Poor's Corporation. The ratings of Standard & Poor's Corporation ("S&P") for Municipal Bonds are AAA (Prime), AA (High Grade), A (Good Grade), BBB (Medium Grade), BB, B, CCC, CC, and C (speculative grade). Bonds rated in the top four categories (AAA, AA, A, BBB) are commonly referred to as "investment grade." Municipal Bonds rated AAA are "obligations of the highest quality." The rating of AA is accorded issues with investment characteristics "only slightly less marked than those of the prime quality issues." The rating of A describes "the third strongest capacity for payment of debt service." Principal and interest payments on bonds in this category are regarded as safe. It differs from the two higher ratings because, with respect to general obligations bonds, there is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date. With respect to revenue bonds, debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appears adequate. The BBB rating is the lowest "investment grade" security rating. The difference between A and BBB ratings is that the latter shows more than one fundamental weakness, or one very substantial fundamental weakness, whereas the former shows only one deficiency among the factors considered. With respect to revenue bonds, debt coverage is only fair. Stability of the pledged revenues could show variations, with the revenue flow possibly being subject to erosion over time. Basic security provisions are no more than adequate. Management performance could be stronger. Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which would lead to inadequate capacity to meet timely interest and principal payments. Bonds rated "B" have a greater vulnerability to default, but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. Bonds rated "CCC" have a current identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. Bonds noted "CC" typically are debt subordinated to senior debt which is assigned on actual or implied
"CCC" debt rating.                      Bonds rated "C" typically
are debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. Bonds rated "D" are in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during the grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  Fitch. The ratings of Fitch Investors Service, Inc. for Municipal Bonds are AAA, AA, A, BBB, BB, B, CCC, CC, C, DDD, DD,
and D.   Municipal Bonds rated AAA are judged to be of the "highest credit quality." The rating of AA is assigned to bonds of "very high credit quality." Municipal Bonds which are rated A by Fitch are considered to be of "high credit quality." The rating of BBB is assigned to bonds of "satisfactory credit quality." The A and BBB rated bonds are more vulnerable to adverse changes in economic conditions than bonds with higher ratings. Bonds rated AAA, AA, A and BBB are considered to be of investment grade quality. Bonds rated below BBB are considered to be of speculative quality. The ratings of "BB" is assigned to bonds considered by Fitch to be "speculative." The rating of "B" is assigned to bonds considered by Fitch to be "highly speculative." Bonds rated "CCC" have certain identifiable characteristics which, if not remedied, may
lead to default.   Bonds rated "CC" are minimally protected.
Default in payment of interest and/or principal seems probable over time. Bonds rated "C" are in imminent default in payment of interest or principal. Bonds rated "DDD", "DD" and "D" are in default on interest and/or principal payments. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

  Duff & Phelps' The ratings of Duff & Phelps are as follows: AAA which are judged to be the "highest credit quality". The risk factors are negligible, being only slightly more than for risk-free US Treasury debt. AA+, AA & AA- High credit quality protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. A+, A & A- Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress. BBB+, BBB & BBB- Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles. BB+, BB & BB- Below investment grade but deemed to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within the category. B+, B & B- Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher of lower rating grade. CCC Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic industry conditions, and/or with unfavorable company developments. DD Defaulted debt obligations issuer failed to meet scheduled principal and/or interest payments. DP Preferred stock with dividend arreages.

Municipal Notes

       Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG"). Notes bearing the designation MIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for financing. Notes bearing the designation "MIG-2" are of high quality with ample margins of protection, although not as large as notes rated "MIG." Such short-term notes which have demand features may also carry a rating using the symbol VMIG as described above, with the designation MIG-1/VMIG 1 denoting best quality, with superior liquidity support in addition to those characteristics attributable to the designation MIG-1.

       S&P's rating for Municipal Notes due in three years or less are SP-1, SP-2, and SP-3. SP-1 describes issues with a very strong capacity to pay principal and interest and compares with bonds rated A by S&P; if modified by a plus sign, it compares with bonds rated AA or AAA by S&P. SP-2 describes issues with a satisfactory capacity to pay principal and interest, and compares with bonds rated BBB by S&P. SP-3 describes issues that have a speculative capacity to pay principal and interest.

       Fitch's rating for Municipal Notes due in three years or less are F-1+, F-1, F-2, F-3, F-S and D. F-1+ describes notes with an exceptionally strong credit quality and the strongest degree of assurance for timely payment. F-1 describes notes with a very strong credit quality and assurance of timely payment is only slightly less in degree than issues rated F-1+. F-2 describes notes with a good credit quality and a satisfactory assurance of timely payment, but the margin of safety is not as great for issues assigned F-1+ or F-1 ratings. F-3 describes notes with a fair credit quality and an adequate assurance of timely payment, but near-term adverse changes could cause such securities to be rated below investment grade. F-S describes notes with weak credit quality. Issues rated D are in actual or imminent payment default.

Corporate Debt

     The "other debt securities" included in the definition of temporary investments are corporate (as opposed to municipal) debt obligations. The Moody's, S&P and Fitch corporate debt ratings shown do not differ materially from those set forth above for Municipal Bonds.

Commercial Paper

       Moody's The ratings of commercial paper by Moody's are Prime-1, Prime-2, Prime-3 and Not Prime. Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.

       S&P The ratings of commercial paper by S&P are A-1, A-2, A-3, B, C, and D. A-1 indicates that the degree of safety regarding timely payment is strong. A-2 indicates capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1. A-3 indicates an adequate capacity for timely payments. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. B indicates only speculative capacity for timely payment. C indicates a doubtful capacity for payment. D is assigned to issues in default.

       Fitch The ratings of commercial paper by Fitch are similar to its ratings of Municipal Notes, above.

     Exhibit B

                         INVESTMENT ADVISORY AGREEMENT

AGREEMENT made the 22nd day of October, 1990, by and between THE NEW YORK TAX-EXEMPT INCOME FUND, INC. (hereinafter referred to as the
"Fund"), and OPPENHEIMER MANAGEMENT CORPORATION (hereinafter referred to as "OMC").

WHEREAS, the Fund is a closed-end, diversified management investment company registered as such with the Securities and Exchange Commission (the "Commission") pursuant to the Investment Company Act of 1940 (the "Investment Company Act"), and OMC is an investment adviser;

WHEREAS, the Fund desires that OMC shall act as its investment adviser of the Fund on the terms and conditions set forth below;

NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, it is agreed by and between the parties, as follows:

1.  General Provision.

    (a) The Fund hereby employs OMC and OMC hereby undertakes to act as the investment adviser of the Fund and to perform for the Fund such other duties and functions as are hereinafter set forth. OMC shall, in all matters, give to the Fund and its Board of Directors the benefit of its best judgment, effort, advice and recommendations and shall, at all times conform to, and use its best efforts to enable the Fund to conform to (i) the provisions of the Investment Company Act and any rules or regulations thereunder; (ii) any other applicable provisions of state or Federal law; (iii) the provisions of the Declaration of Trust and By-Laws of the Fund as amended from time to time; (iv) policies and determinations of the Board of Directors of the Fund; (v) the fundamental policies and investment restrictions of the Fund as reflected in its registration statement under the Investment Company Act or as such policies may, from time to time, be amended by the Fund's shareholders; and (vi) the Prospectus and Statement of Additional Information of the Fund in effect from time to time. The appropriate officers and employees of OMC shall be available upon reasonable notice for consultation with any of the Directors and officers of the Fund with respect to any matters dealing with the business and affairs of the Fund including the valuation of portfolio securities of the Fund which are either not registered for public sale or not traded on any securities market.

    (b) At its option, OMC may appoint a subadviser to perform all or such responsibilities of OMC under this Agreement as shall be delegated by OMC to such subadviser, provided, however, that the appointment of any subadviser and the assumption by such subadviser of any responsibilities of OMC shall be subject to the approval of the Board of Directors of the Fund, and, to the extent necessary, the shareholders of the Fund. OMC agrees to give the Fund prompt written notice of the termination of, or any notice to terminate, any subadviser agreement.

2.  Investment Management.

    (a) OMC shall, subject to the direction and control by the Fund's Board of Directors, (i) regularly provide investment advice and recommendations to the Fund with respect to its investments, investment policies and the purchase and sale of securities; (ii) supervise continuously the investment program of the Fund and the composition of its portfolio and determine what securities shall be purchased or sold by the Fund; and (iii) arrange, subject to the provisions of paragraph 6 hereof, for the purchase of securities and other investments for the Fund and the sale of securities and other investments held in the Fund's portfolio.

    (b) Provided that the Fund shall not be required to pay any compensation other than as provided by the terms of this Agreement and subject to the provisions of paragraph 6 hereof, OMC may obtain investment information, research or assistance from any other person, firm or corporation to supplement, update or otherwise improve its investment management services.

    (c) Provided that nothing herein shall be deemed to protect OMC from willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties under this Agreement, OMC shall not be liable for any loss sustained by reason of good faith errors or omissions in connection with any matters to which this Agreement relates.

    (d) Nothing in this Agreement shall prevent OMC or any officer thereof from acting as investment adviser for any other person, firm or corporation or in any way limit or restrict OMC or any of its directors, officers, stockholders or employees from buying, selling or trading any securities for its or their own account or for the account of others for whom it or they may be acting, provided that such activities will not adversely affect or otherwise impair the performance by OMC of its duties and obligations under this Agreement.

3.  Other Duties of OMC.

    OMC shall, at its own expense, provide and supervise the activities of all administrative and clerical personnel as shall be required to provide effective corporate administration for the Fund, including the compilation and maintenance of such records with respect to its operations as may reasonably be required; the preparation and filing of such reports with respect thereto as shall be required by the Commission; composition of periodic reports with respect to operations of the Fund for its shareholders; composition of proxy materials for meetings of the Fund's shareholders; and the composition of such registration statements as may be required by Federal and state securities laws for continuous public sale of shares of the Fund. OMC shall, at its own cost and expense, also provide the Fund with adequate office space, facilities and equipment. OMC shall, at its own expense, provide officers for the Fund.

4.  Allocation of Expenses.

    All other costs and expenses of the Fund not expressly assumed by OMC under this Agreement, or to be paid by the Distributor of the shares of the Fund, shall be paid by the Fund, including, but not limited to: (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums for fidelity and other coverage requisite to its operations; (iv) compensation and expenses of its Directors other than those associated or affiliated with OMC; (v) legal and audit expenses;
(vi) custodian and transfer agent fees and expenses; (vii) expenses incident to the transfer of its shares; (viii) expenses incident to the issuance of its shares against payment therefor by or on behalf of the subscribers thereto; (ix) fees and expenses, other than as hereinabove provided, incident to the registration under Federal and state securities laws of shares of the Fund for public sale; (x) expenses of printing and mailing reports, notices and proxy materials to shareholders of the Fund; (xi) except as noted above, all other expenses incidental to holding meetings of the Fund's shareholders; and (xii) expenses incurred in connection with the valuation of portfolio securities and the calculation of its net asset value;
(xiii) membership dues in the Investment Company Institute or any similar organization; and (xiv) such extraordinary non-recurring expenses as may arise, including litigation, affecting the Fund and any legal obligation which the Fund may have (on behalf of the Fund) to indemnify its officers and directors with respect thereto. Any officers or employees of OMC or any entity controlling, controlled by or under common control with OMC who also serve as officers, Directors or employees of the Fund shall not receive any compensation from the Fund for their services.

5.  Compensation of OMC.

    The Fund agrees to pay OMC and OMC agrees to accept as full compensation for the performance of all functions and duties on its part to be performed pursuant to the provisions hereof, a monthly fee at the rate of .50% per annum computed on the average weekly net assets of the Fund.

6.  Portfolio Transactions and Brokerage.

    (a) OMC is authorized, in arranging the purchase and sale of the Fund's portfolio securities, to employ or deal with such members of securities or commodities exchanges, brokers or dealers (hereinafter "broker-dealers"), including "affiliated" broker-dealers (as that term is defined in the Investment Company Act), as may, in its best judgment, implement the policy of the Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable security price obtainable) of the Fund's portfolio transactions as well as to obtain, consistent with the provisions of subparagraph (c) of this paragraph 6, the benefit of such investment information or research as will be of significant assistance to the performance by OMC of its investment management functions.

    (b) OMC shall select broker-dealers to effect the Fund's portfolio transactions on the basis of its estimate of their ability to obtain best execution of particular and related portfolio transactions. The abilities of a broker-dealer to obtain best execution of particular portfolio transaction(s) will be judged by OMC on the basis of all relevant factors and considerations including, insofar as feasible, the execution capabilities required by the transaction or transactions; the ability and willingness of the broker-dealer to facilitate the Fund's portfolio transactions by participating therein for its own account; the importance to the Fund of speed, efficiency or confidentiality; the broker-dealer's apparent familiarity with sources from or to whom particular securities might be purchased or sold; as well as any other matters relevant to the selection of a broker-dealer for particular and related transactions of the Fund.

    (c) OMC shall have discretion, in the interests of the Fund, to allocate brokerage on the Fund's portfolio transactions to broker-dealers, other than an affiliated broker-dealer, qualified to obtain best execution of such transactions who provide brokerage and/or research services (as such services are defined in Section 28(e)(3) of the Securities Exchange Act of 1934) for the Fund and/or other accounts for which OMC or its affiliates exercise "investment discretion" (as that term is defined in Section 3(a)(35) of the Securities Exchange Act of 1934) and to cause the Fund to pay such broker-dealers a commission for effecting a portfolio transaction for the Fund that is in excess of the amount of commission another broker-dealer adequately qualified to effect such transaction would have charged for effecting that transaction, if OMC determines, in good faith, that such commission is reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of OMC or its affiliates with respect to the accounts as to which they exercise investment discretion. In reaching such determination, OMC will not be required to place or attempt to place a specific dollar value on the brokerage and/or research services provided or being provided by such broker-dealer. In demonstrating that such determinations were made in good faith, OMC shall be prepared to show that all commissions were allocated for purposes contemplated by this Agreement and that the total commissions paid by the Fund over a representative period selected by the Fund's Directors were reasonable in relation to the benefits to the Fund.

    (d) OMC shall have no duty or obligation to seek advance competitive bidding for the most favorable commission rate applicable to any particular portfolio transactions or to select any broker-dealer on the basis of its purported or "posted" commission rate but will, to the best of its ability, endeavor to be aware of the current level of the charges of eligible broker-dealers and to minimize the expense incurred by the Fund for effecting its portfolio transactions to the extent consistent with the interests and policies of the Fund as established by the determinations of the Board of Directors of the Fund and the provisions of this paragraph 6.

    (e) The Fund recognizes that an affiliated broker-dealer: (i) may act as one of the Fund's regular brokers for the Fund so long as it is lawful for it so to act; (ii) may be a major recipient of brokerage commissions paid by the Fund; and (iii) may effect portfolio transactions for the Fund only if the commissions, fees or other remuneration received or to be received by it are determined in accordance with procedures contemplated by any rule, regulation or order adopted under the Investment Company Act for determining the permissible level of such commissions.

    (f) Subject to the foregoing provisions of this paragraph 6, OMC may also consider sales of shares of the Fund and the other funds advised by OMC and its affiliates as a factor in the selection of broker-dealers for its portfolio transactions.

7.  Duration.

    This Agreement will take effect on the date first set forth above. Unless earlier terminated pursuant to paragraph 8 hereof, this Agreement shall remain in effect until December 31, 1991, and thereafter will continue in effect from year to year, so long as such continuance shall be approved at least annually by the Fund's Board of Directors, including the vote of the majority of the Directors of the Fund who are not parties to this Agreement or "interested persons" (as defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval, or by the holders of a "majority" (as defined in the Investment Company Act) of the outstanding voting securities of the Fund and by such a vote of the Fund's Board of Directors.

8.  Termination.

    This Agreement may be terminated (i) by OMC at any time without penalty upon sixty days' written notice to the Fund (which notice may be waived by the Fund); or (ii) by the Fund at any time without penalty upon sixty days' written notice to OMC (which notice may be waived by OMC) provided that such termination by the Fund shall be directed or approved by the vote of a majority of all of the Directors of the Fund then in office or by the vote of the holders of a "majority" of the outstanding voting securities of the Fund (as defined in the Investment Company Act).

9.  Assignment or Amendment.

    This Agreement may not be amended or the rights of OMC hereunder sold, transferred, pledged or otherwise in any manner encumbered without the affirmative vote or written consent of the holders of the "majority" of the outstanding voting securities of the Fund. This Agreement shall automatically and immediately terminate in the event of its "assignment," as defined in the Investment Company Act.



 10.    Definitions.

    The terms and provisions of the Agreement shall be interpreted and defined in a manner consistent with the provisions and definitions contained in the Investment Company Act.

                               THE NEW YORK TAX-EXEMPT INCOME
                                   FUND, INC.
Attest:

/s/Sara L. Badler                  /s/Robert G. Galli
                               By:

Sara L. Badler                       Robert G. Galli, Vice President


                               OPPENHEIMER MANAGEMENT
CORPORATION

Attest:
/s/Sara L. Badler                  /s/Katherine P. Feld
                               By:

Sara L. Badler                       Katherine P. Feld
                                     Vice President & Secretary

EXHIBIT C



                                  Approximate Net     Advisory Fee Rate as
                             Assets as of           % of Average Annual
                             12/31/96
 Name of Fund                ($ Millions)           Net Assets
 Oppenheimer New York Municipal        $775.4  .60% on the first $200
         Fund                                            million,
 Oppenheimer New Jersey Municipal $25.8        .55% on the next $100
         Fund                                            million,
 Oppenheimer Municipal Bond Fund  $663.8       .50% on the next $200
                                                           million,
 Oppenheimer Florida Municipal         $41.3   .45% on the next $250
         Trust(1)                                      million,
 Oppenheimer Pennsylvania Municipal    $84.1   .40% on the next $250
         and Trust(1)                                    million,
 Oppenheimer California Municipal      $355.3  .35% of net assets in
         Fund                                     excess of $1
 billion

 Oppenheimer Insured Municipal         $104.8  .45% on the first $100
         Fund                                            million,
                                                      .40% on the next $150
                                                            million,
                                                      .375% on the next $250
                                                         million, and
                                                      .35% of net assets in
                                                       excess of $500 million


 Oppenheimer Intermediate              $100.4  .50% on the first $100
         Municipal Fund                                    million,
                                                      .45% on the next $150
                                                           million,
                                                      .425% on the next $250
                                                           million, and
                                                      .40% of net assets in
                                                        excess of $500 million


 Oppenheimer Main Street California    150.5   .55% of net assets
     Municipal Fund (2)

 ___________________________________

 (1)     Effective January 1, 1997, and ending no later than December 31,
          1997, OppenheimerFunds, Inc., will waive a portion of its management fee so the effective management fee will, on an annualized basis equal 57 basis points for Oppenheimer Pennsylvania Municipal Fund and 54.5 basis points for Oppenheimer Florida Municipal Fund.
          While, OppenheimerFunds, Inc. has no present intention of doing so, these fee waivers may be modified or withdrawn by OppenheimerFunds, Inc. at any time.

 (2) The Manager has agreed to waive a portion of the fee when the Fund s net assets are less than $100 million. The fee rate reflecting this waiver is 0.40% when net assets are $75 million or more but less than $100 million, 0.25% when net assets are $50 million or more but less than $75 million, 0.15% when net assets are $25 million or more but less than $50 million, and 0% when net assets are less than $25 million.
  /TABLE

                 THE NEW YORK TAX-EXEMPT INCOME FUND, INC.
       PROXY FOR ANNUAL SHAREHOLDERS MEETING TO BE HELD MAY 5, 1997

Your shareholder vote is important!

Your prompt response can save your Fund the expense of another mailing.

Please mark your proxy on the reverse side, date and sign it, and return it promptly in the accompanying envelope, which requires no postage if mailed in the United States.

               Please detach at perforation before mailing.
-------------------------------------------------------------------
--------The New York Tax-Exempt Income Fund, Inc.
Proxy for Annual Shareholders Meeting to be held May 5, 1997.

The undersigned shareholder of The New York Tax-Exempt Income Fund, Inc. (the "Fund") does hereby appoint George C. Bowen, Rendle Myer, Robert Bishop, Scott Farrar, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Fund to be held May 5, 1997, at 6803 South Tucson Way, Englewood, Colorado, 80112 at 10:00 A.M., Denver time, and at all adjournments thereof, and to vote the shares held in the name of the undersigned on the record date for said meeting for the election of Directors and on each Proposal specified on the reverse side. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, WHICH
RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR AND
FOR THE PROPOSAL ON THE REVERSE SIDE.  THE SHARES REPRESENTED
HEREBY WILL BE VOTED AS INDICATED ON THE REVERSE SIDE OR FOR IF NO
CHOICE IS INDICATED.
                                                                       OVER

The New York Tax-Exempt Income Fund, Inc./ Proxy for Annual
Shareholders Meeting to be held May 5, 1997

Your shareholder vote is important!

Your prompt response can save your Fund money.
Please vote, sign and mail your proxy ballot (this card) in the enclosed postage-paid envelope today, no matter how many shares you own. A majority of the Fund's shares must be represented in person or by proxy. Please vote your proxy so your Fund can avoid the expense of another mailing.

               Please detach at perforation before mailing.
-------------------------------------------------------------------
--------

1.       Election of Directors

         A) William A. Baker
         B) Charles Conrad, Jr.
         C) Raymond Kalinowski
         D) Bridget A. Macaskill
         E) Sam Freedman

         ____ FOR all nominees listed          ____ WITHHOLD AUTHORITY
         except as marked to the contrary.     to vote for all nominees
listed                                           at left.

         Instruction: To withhold authority to vote for any individual nominee, line out that nominee's name at left.


2. Ratification of selection of Deloitte & Touche LLP as independent auditors (Proposal No. 1)

              FOR____        AGAINST____         ABSTAIN____


3. Approval of changes to certain of the Fund s fundamental investment policies (Proposal No.2)

              FOR____        AGAINST____         ABSTAIN____


4. Approval of the current Investment Advisory Agreement between the Fund and OppenheimerFunds, Inc. (Proposal No. 3)

              FOR____        AGAINST____         ABSTAIN____


                             Dated: ___________________________, 1997
                                  (Month)      (Day)

                                  ___________________________________
                                       Signature(s)

                                  ___________________________________
                                       Signature(s)



NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on behalf of such entity and give his or her title.

                             Please read both sides of this ballot.